UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

8697 La Mesa Blvd, Suite C#107

La Mesa CA 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 (Entry into a Material Definitive Agreement)

On April 13, 2026 a complaint was filed against the Company in the Superior Court of California, County of San Diego . Trillium Partners, LP,( the “ Plaintiff”) , who has acquired rights to $398,740 of claims against the Company, sought damages in that amount along with attorneys’ fees and costs.

On May 14, 2026 the Company and the Plaintiff entered into a Settlement and Mutual Release Agreement (“Agreement”). Pursuant to the terms and conditions of the Agreement following the entry of an Order by the Court after a fairness hearing pursuant to Section 3(a) (10) of the Securities Act of 1933 (the “Securities Act”), and Section 25142 of the California Corporations Code (the “Corporations Code”) and the delivery by the Plaintiff and the Company of the Stipulation of Dismissal in settlement of the Claims, the Company shall issue and deliver to the Plaintiff shares of its Common Stock or Series A Preferred Stock (the “Settlement Shares”) in one or more tranches as necessary, and subject to adjustment and ownership limitations as set forth in the Agreement, sufficient to generate proceeds such that the aggregate Remittance Amount equals the Claim Amount. The Remittance Amount shall mean sixty five percent (65%) of Net Proceeds of the sale of Settlement Shares. On July 10, 2026, after a Fairness Hearing, the Superior Court of California issued an order approving issuance of the Settlement Shares pursuant to Section 3(a) (10) of the Act and Section 25142 of the Corporations Code .

The foregoing description of the abovementioned Agreement is not complete and is qualified in their entirety by reference to the text of the abovementioned Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Regen Biopharma Inc. (the “Company”), was notified that Simon & Edward LLP (“S&E”) acquired, effective as of June 15, 2026, the attest service business of BCRG Group (“BCRG”). On July 13 2026, the Audit Committee of the Company’s Board of Directors simultaneously dismissed BCRG as the Company’s independent registered public accounting firm and approved the appointment of S&E as the Company’s new independent registered public accounting firm. The services previously provided by BCRG will now be provided by S&E.

BCRG’s audit report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the consolidated financial statements of the Company for the fiscal years ended September 30, 2025 and 2024 included an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2025 and 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BCRG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BCRG, would have caused BCRG to make reference to the subject matter of the disagreements in connection with BCRG’s reports on the Company’s financial statements, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting previously disclosed under Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025.

Prior to engaging S&E, neither the Company nor anyone acting on its behalf consulted S&E regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that S&E concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has requested that BCRG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 15, 2026 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On July 13, 2026 Regen Biopharma Inc. (the “Company”) filed a CERTIFICATE OF DESIGNATION (“Certificate of Designations”) with the Nevada Secretary of State setting forth the preferences rights and limitations of a newly authorized series of preferred stock designated and known as “Series N Preferred Stock” (hereinafter referred to as “Series N Preferred Stock”).

The Board of Directors of the Company have authorized 1,000 shares of the Series N Preferred Stock, par value $0.0001. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series N Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series N Preferred Stock owned by such holder times seventy five million (75,000,000). Except as otherwise required by law holders of Common Stock, other series of Preferred issued by the Corporation, and Series N Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

The description of the Certificate of Designations is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached hereto as Exhibit 3(i) and incorporated herein by reference.

The Company’s Certificate of Incorporation authorizes the Company to issue up to 800,000,000 shares of Preferred Stock, $0.0001 par value, and grants the Board of Directors of the Company the full authority permitted by law to establish one or more series and the number of shares constituting each such series and to fix by resolution full or limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of any series of the Preferred Stock that may be desired.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3(i)	Certificate of Designations
16.1	Letter from BCRG
10.01	Settlement and Mutual Release Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: July 15, 2026	By:	/s/ David Koos
	Name:	David Koos
	Title:	Chairman and Chief Executive Officer

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